Exhibit 10.67

FIRST AMENDMENT TO

MASTER DISBURSEMENT AGREEMENT

THIS FIRST AMENDMENT TO MASTER DISBURSEMENT AGREEMENT (this “First Amendment”), dated as of February 22, 2005, is entered into by and among LIDO CASINO RESORT, LLC, a Nevada limited liability company (“LCR”), PHASE II MALL HOLDING, LLC, a Nevada limited liability company (“Phase II Mall Holding”) and PHASE II MALL SUBSIDIARY, LLC, a Delaware limited liability company (“Phase II Mall Subsidiary” and, together with Phase II Mall Holding, the “Phase II Mall Borrowers”), THE BANK OF NOVA SCOTIA, a Canadian chartered bank, as the Bank Agent, THE BANK OF NOVA SCOTIA, a Canadian chartered bank, as the Phase II Mall Agent, GOLDMAN SACHS CREDIT PARTNERS L.P. and THE BANK OF NOVA SCOTIA, as the Joint Bank Arrangers and THE BANK OF NOVA SCOTIA, Canadian chartered bank, as the Disbursement Agent.

RECITALS

A. Existing Casino Resort. Las Vegas Sands, Inc., a Nevada corporation (“LVSI”), and Venetian Casino Resort, LLC, a Nevada limited liability company (“VCR”), own and operate the Venetian Casino Resort, a Venetian-themed hotel, casino, retail, meeting and entertainment complex with an existing total of approximately 4,000 suites, approximately 116,000 square feet of casino space and approximately 650,000 square feet of meeting and conference space, located at 3355 Las Vegas Boulevard South, Clark County, Nevada (the “Existing Casino Resort”).

B. Phase II Hotel/Casino. LCR (an indirect, wholly-owned subsidiary of LVSI and VCR) intends to design, develop, construct, own and operate an approximately 3,000 suite hotel, a gaming facility of approximately 100,000 square feet, a multi-story parking structure and meeting complex (the “Phase II Hotel/Casino”) on certain land and airspace adjacent to the Existing Casino/Resort (the “Phase II Site”), to be integrated with the Existing Casino Resort.

C. Phase II Mall. LCR has leased certain air space within the Phase II Site to Phase II Mall Subsidiary (a direct, wholly-owned subsidiary of Phase II Mall Holding and an indirect, wholly-owned subsidiary of VCR) (the “Phase II Mall Airspace”), has assigned its leasehold interest in certain air space adjacent to the Phase II Site to Phase II Mall Subsidiary (the “Walgreen’s Air Space”) and intends to create certain retail store space within the Phase II Hotel/Casino (the “Phase II Hotel/Casino Retail Store Space”). The Phase II Hotel/Casino Retail Store Space, the Phase II Mall Air Space and the Walgreen’s Air Space are collectively referred to as the “Phase II Mall Space”. Under the terms of that certain Phase II Mall Purchase Agreement between LCR and GGP Limited Partnership, a Delaware limited partnership, which LCR assigned in part to Phase II Mall Holding, LCR and the Phase II Mall Holding are obligated to construct an enclosed mall with retail shops and restaurants of approximately 375,000 net leasable square feet (the “Phase II Mall”) in the Phase II Mall Space.

D. Existing Bank Credit Facility. LVSI, VCR, The Bank of Nova Scotia, as administrative agent, Goldman Sachs Credit Partners L.P., as sole lead arranger and sole bookrunner, each of the other agents and arrangers from time to time party thereto and the financial institutions from time to time party thereto (the “Existing Bank Lenders”) entered into that certain Credit Agreement, dated as of August 20, 2004 (as amended, amended and restated, supplemented, or otherwise modified from time to time, the “Existing Bank Credit Agreement”), pursuant to which the Existing Bank Lenders agreed, subject to the terms thereof and hereof, to make extensions of credit to LVSI and VCR, to be used, among other things, to finance a portion of the development and construction costs of the Phase II Hotel/Casino and for certain other purposes, all as more particularly described herein and therein. LCR and certain other subsidiaries of LVSI and VCR have, pursuant to that certain Bank Subsidiary Guaranty, dated as of August 20, 2004, guaranteed LVSI’s and VCR’s obligations under the Bank Credit Agreement.

E. Phase II Mall Construction Loan Agreement. The Phase II Mall Borrowers, the Phase II Mall Agent, the Phase II Mall Lenders (as defined in the Disbursement Agreement), and the other agents and arrangers party thereto have entered into the Phase II Mall Construction Loan Agreement dated as of September 30, 2004, pursuant to which the Phase II Mall Lenders agreed, subject to the terms thereof and of the Master Disbursement Agreement, to provide certain loans to the Phase II Mall Borrowers, in the principal amount of $250,000,000 (the “Phase II Mall Construction Loan”), to finance a portion of the development and construction costs of the Phase II Mall and for certain other purposes, as more particularly described therein and herein.

F. Amended and Restated Bank Credit Facility. Concurrently herewith, LVSI, VCR, The Bank of Nova Scotia, as administrative agent (in such capacity, the “Bank Agent”), joint lead arranger and joint bookrunner, Goldman Sachs Credit Partners L.P., as joint lead arranger and joint bookrunner, each of the other agents and arrangers from time to time party thereto, Existing Bank Lenders and other the financial institutions from time to time party thereto (the “Bank Lenders”) have entered into the Amended and Restated Credit Agreement, dated as of the date hereof (as amended, amended and restated, supplemented, or otherwise modified from time to time, the “Amended and Restated Credit Agreement”), pursuant to which the Bank Lenders have agreed, to amend and restate the Existing Bank Credit Agreement in its entirety, providing certain credit facilities to LVSI and VCR, pursuant to which the Bank Lenders agreed, subject to the terms thereof and hereof, to make extensions of credit to LVSI and VCR, to be used, among other things, to finance a portion of the development and construction costs of the Phase II Hotel/Casino and for certain other purposes, all as more particularly described herein and therein. LCR and certain other subsidiaries of LVSI and VCR have, pursuant to the Bank Subsidiary Guaranty, guaranteed LVSI’s and VCR’s obligations under the Bank Credit Agreement.

H. Master Disbursement Agreement. Phase II Mall Borrowers, Bank Agent, Phase II Mall Agent and Disbursement Agent entered into that certain Master Disbursement Agreement dated as of September 30, 2004 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Master Disbursement Agreement”), the purpose of which is to agree upon the procedures for, conditions of and allocation of the disbursement of funds related to the development and construction of the Phase II Hotel/Casino and Phase II Mall and certain other purposes.

I. First Amendment. Phase II Mall Borrowers, Bank Agent, Phase II Mall Agent and Disbursement Agent desire to amend the Master Disbursement Agreement as more fully set forth below.

AGREEMENT

NOW, THEREFORE, In consideration of the promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree to amend the Master Disbursement Agreement as follows:

1. Definitions.

1.1 Unless otherwise defined herein, all capitalized terms used herein which are defined in the Disbursement Agreement shall have their respective meanings as used in the Disbursement Agreement or if not defined therein, in the Financing Agreements as in effect on the date hereof, such terms shall continue to have their original definitions notwithstanding any termination, expiration or amendment of such agreements unless each of the parties hereto is a signatory to any such amendment (or otherwise agrees in writing to any applicable changed definition), in which case all references herein shall be to such terms or provisions as so amended.

1.2 Except as otherwise provided herein or in the Disbursement Agreement, the rules of interpretation set forth in Exhibit A of the Disbursement Agreement shall apply to this First Amendment.

2. Amendments.

2.1 The second sentence of Section 2.3.3 of the Disbursement Agreement is hereby amended and restated in its entirety as follows:

There shall be deposited in the Bank Proceeds Account (a) the funds advanced from time to time by the Bank Lenders in accordance with Sections 2.1.B and 2.1.C of the Bank Credit Agreement under the Term Loan Facilities to pay a portion of the Project Costs for the Phase II Hotel/Casino, including the amounts which may be borrowed on the “Term B Delayed Draw Loan Commitment Termination Date” (as such term is defined in the Bank Credit Agreement) pursuant to the last paragraph of Section 2.1.C of the Bank Credit Agreement, (b) the funds transferred from the “Holding Account” pursuant to the “Holding Account Agreement” (as each such term is defined in the Bank Credit Agreement), (c) the funds which are advanced by the Bank Lenders to the Disbursement Account or which are transferred from the Bank Proceeds Account to the Disbursement Account but, in each case, are not used by the day following the day on which they are deposited in accordance with

Section 2.3.5 and (d) the proceeds of draws under the FF&E Financings to the extent, if any, such draws relate to FF&E Component items the purchase of which was financed, in whole or in part, by withdrawing funds from the Bank Proceeds Account in accordance with Section 2.3.3(c).

2.2 Clause (i)(A) of Section 2.4.3(a) of the Disbursement Agreement is hereby amended and restated in its entirety as follows:

(A) in the Bank Proceeds Account, in immediately available funds, their Term Loan Facility’s portion of the requested Advance made on the “Term B Delayed Draw Loan Commitment Termination Date” (as such term is defined in the Bank Credit Agreement) pursuant to the last paragraph of Section 2.1.C of the Bank Credit Agreement

2.3 The notice addresses for Bank Arranger and Bank Arranger’s Counsel set forth in Section 10.1 of the Disbursement Agreement are hereby amended and restated in their entirety as follows:

If to the Bank Arranger:	Goldman Sachs Credit Partners L.P.
85 Broad Street
New York, NY 10004
Attn: Elizabeth Fischer
Telephone No.: (212) 902-1021
Facsimile No.: (212) 902-3000
and
The Bank of Nova Scotia
580 California Street, 21st Floor
San Francisco, CA 94104
Attn: Alan Pendergast
Telephone No.: (415) 616-4155
Facsimile No.: (415) 397-0791

with a copy to	DLA Piper Rudnick Gray Cary US LLP
Bank Arranger’s Counsel:	333 Market Street, 32nd Floor
San Francisco, CA 94105
Attn: Stephen A. Cowan
Telephone No.: (415) 659-7200
Facsimile No.: (415) 659-7500

2.4 The following definitions set forth in Exhibit A of the Disbursement Agreement are hereby amended and restated in their entirety:

“Bank Arranger” means Goldman Sachs Credit Partners L.P. and The Bank of Nova Scotia, collectively, in their capacity as joint lead arrangers with respect to the Bank Facilities.

“Bank Arranger’s Counsel” means DLA Piper Rudnick Gray Cary LLP, acting in its capacity as counsel to Bank Arranger.

“Bank Collateral Account Agreement” means that certain Disbursement Collateral Account Agreement, dated as of August 20, 2004, among LVSI, VCR, LCR, the Disbursement Agent and The Bank of Nova Scotia, as Financial Institution, as amended by that certain First Amendment to Disbursement Collateral Account Agreement, dated as of February 22, 2005, among LVSI, VCR, LCR, the Disbursement Agent and The Bank of Nova Scotia, as Financial Institution, and as the same may be further amended, amended and restated, supplemented, or otherwise modified from time to time.

“Bank Credit Agreement” means that certain Amended and Restated Credit Agreement, dated as of February 22, 2005, among LVSI, VCR, the Bank Agent, the Bank Arranger, and the Bank Lenders, as the same may be amended, amended and restated, supplemented, or otherwise modified from time to time.

“Bank Deed of Trust (Phase I/I-A)” means that certain Amended and Restated Deed of Trust, Leasehold Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of February 22, 2005, made by LVSI and VCR as trustors, to First American Title Insurance Company, as trustee, for the benefit of the Bank Agent, as beneficiary, and as the same may be amended, amended and restated, supplemented, or otherwise modified from time to time.

“Bank Deed of Trust (Phase II)” means that certain Amended and Restated Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of February 22, 2005, made by LCR as trustor, to First American Title Insurance Company, as trustee, for the benefit of the Bank Agent, as beneficiary, and as the same may be amended, amended and restated, supplemented, or otherwise modified from time to time.

“Bank Environmental Indemnity” means that certain Amended and Restated Environmental Indemnity Agreement, dated as of February 22, 2005, among LVSI, VCR, LCR and the Bank Agent for the benefit of the Bank Secured Parties, and as the same may be amended, amended and restated, supplemented, or otherwise modified from time to time.

“Bank Security Agreement” means that certain Amended and Restated Security Agreement, dated as of August 20, 2004, executed by LVSI, VCR and the Guarantors in favor of the Intercreditor Agent on behalf of itself, the Mortgage Notes Indenture Trustee and the Bank Agent, as amended by that certain First Amendment to Amended and Restated Security Agreement, dated as of September 30, 2004, executed by LVSI, VCR and the Guarantors (including LCR) in favor of the Intercreditor Agent on behalf of itself, the Mortgage Notes Indenture Trustee and the Bank Agent and Second Amendment to Amended and

Restated Security Agreement, dated as of February 22, 2005, executed by LVSI, VCR and the Guarantors (including LCR) in favor of the Intercreditor Agent on behalf of itself, the Mortgage Notes Indenture Trustee and the Bank Agent, and as the same may be further amended, amended and restated, supplemented, or otherwise modified from time to time.

“Bank Subsidiary Guaranty” means that certain Amended and Restated Subsidiary Guaranty, dated as of February 22, 2005, executed by LCR and each other Guarantor in favor of the Bank Agent, and as the same may be amended, amended and restated, supplemented, or otherwise modified from time to time.

“Guarantors” has the meaning given in the Bank Subsidiary Guaranty.

“Revolving Credit Facility” means a revolving loan facility in the amount of $400,000,000 provided under the Bank Credit Agreement.

“Term B Funded Facility” means a term loan facility in the amount of $1,065,000,000 provided under the Bank Credit Agreement.

“Term Loan Facilities” means the Revolving Credit Facility, together with the Term B Delayed Draw Facility, together with the Term B Funded Facility.

“Title Policies” means, collectively, the policies of title insurance issued by the Title Insurer as of the Effective Date, as provided in Section 3.1.14 of the Disbursement Agreement, any additional title insurance policies issued by Title Insurer as provided in Section 3.5.7, 5.11(c) or 5.16 if the Disbursement Agreement, a lender’s A.L.T.A. policy of title insurance, or a commitment to issue such policy, delivered to Bank Agent in the amount of $1,570,000,000, which shall include such endorsements as are required by the Bank Agent and Bank Arranger, be reinsured by such reinsurance as is satisfactory to the Bank Agent and Bank Arranger, be issued by the Title Insurer in form and substance satisfactory to the Bank Agent and Bank Arranger.

2.5 The term “Phase II Mall Reserve Account” in the definition of “Phase II Mall Reimbursement Agreement” in Exhibit A of the Disbursement Agreement is hereby replaced in its entirety by the term “Phase II Mall Sale Reserve Account”.

2.6 The definition “Term A Facility” set forth in Exhibit A of the Disbursement Agreement is hereby removed in its entirety.

2.7 Exhibit S attached to the Disbursement Agreement is hereby deleted and replaced by Exhibit S attached to and incorporated in this Disbursement Amendment.

3. Miscellaneous. Except as expressly amended hereby, the provisions of the Disbursement Agreement shall remain in full force and effect. This First Amendment shall be governed by the laws of the state of New York, without reference to conflicts of law (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law). The Disbursement Agreement as amended by this First Amendment is ratified, confirmed and approved in all respects. This First Amendment sets forth the entire understanding of the parties in connection with the subject matter hereof. There are no agreements among relating to the Disbursement Agreement other than those set forth in writing and signed by the parties.

[SIGNATURE PAGES FOLLOW]

EXHIBIT S

MASTER DISBURSEMENT AGREEMENT

[FIRST AMENDMENT TO DISBURSEMENT

AGREEMENT –LCR]

IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

LIDO CASINO RESORT, LLC, a Nevada limited liability company

By:	Lido Intermediate Holding Company, LLC, its Managing Member
	By:	Venetian Casino Resort, LLC, its sole member
		By:	Las Vegas Sands, Inc., its Managing Member

			By:	/s/ BRADLEY K. SERWIN
				Name:	Bradley K. Serwin
				Title:	General Counsel and Secretary

EXHIBIT S

DISBURSEMENT AGREEMENT

[FIRST AMENDMENT TO DISBURSEMENT

AGREEMENT – Phase II Mall Holding]

PHASE II MALL HOLDINGS, LLC, a Nevada limited liability company

By:	Lido Casino Resort Holding Company, LLC, its Manager
	By:	Lido Intermediate Holding Company, LLC, its Managing Member
		By:	Venetian Casino Resort, LLC, its sole member
			By:	Las Vegas Sands, Inc., its Managing Member

			By:	/s/ BRADLEY K. SERWIN
				Name:	Bradley K. Serwin
				Title:	General Counsel and Secretary

EXHIBIT S

DISBURSEMENT AGREEMENT

[FIRST AMENDMENT TO DISBURSEMENT

AGREEMENT –Phase II Mall Sub]

PHASE II MALL SUBSIDIARY, LLC, a Delaware limited liability company

By:	Phase II Mall Holdings, LLC, its sole member
	By:	Lido Casino Resort Holding Company, LLC, its Manager
		By:	Lido Intermediate Holding Company, LLC, its Managing Member
			By:	Venetian Casino Resort, LLC, its sole member
				By:	Las Vegas Sands, Inc., as Managing Member

				By:	/s/ BRADLEY K. SERWIN
					Name:	Bradley K. Serwin
					Title:	General Counsel and Secretary

EXHIBIT S

DISBURSEMENT AGREEMENT

[FIRST AMENDMENT TO DISBURSEMENT

AGREEMENT –Scotia]

BANK AGENT:

THE BANK OF NOVA SCOTIA, a Canadian chartered bank

By:	/s/ CHRIS OSBORN
	Name:	Chris Osborn
	Title:	Managing Director

EXHIBIT S

DISBURSEMENT AGREEMENT

[FIRST AMENDMENT TO DISBURSEMENT

AGREEMENT – Scotia]

PHASE II MALL AGENT:

THE BANK OF NOVA SCOTIA, a Canadian chartered bank

By:	/s/ CHRIS OSBORN
	Name:	Chris Osborn
	Title:	Managing Director

EXHIBIT S

DISBURSEMENT AGREEMENT

[FIRST AMENDMENT TO DISBURSEMENT

AGREEMENT – Goldman]

BANK ARRANGER:

GOLDMAN SACHS CREDIT PARTNERS L.P., a Bermuda limited partnership

By:	/s/ PAUL EFRON
	Name:	Paul Efron
	Title:	Authorized Signatory

EXHIBIT S

DISBURSEMENT AGREEMENT

[FIRST AMENDMENT TO DISBURSEMENT

AGREEMENT – Scotia]

BANK ARRANGER:

THE BANK OF NOVA SCOTIA, a Canadian chartered bank

By:	/s/ CHRIS OSBORN
	Name:	Chris Osborn
	Title:	Managing Director

EXHIBIT S

DISBURSEMENT AGREEMENT

[FIRST AMENDMENT TO DISBURSEMENT

AGREEMENT –Scotia]

DISBURSEMENT AGENT:

THE BANK OF NOVA SCOTIA, a Canadian chartered bank

By:	/s/ CHRIS OSBORN
	Name:	Chris Osborn
	Title:	Managing Director

EXHIBIT S

DISBURSEMENT AGREEMENT

CONSENT AND AGREEMENT

(                     AGREEMENT)

Dated as of [                    ]

by

[                                                     ]

CONSENT AND AGREEMENT

This CONSENT AND AGREEMENT ( AGREEMENT) (the “Consent”), dated as of , is executed by                                         , a                                  (the “Undersigned”), [LIDO CASINO RESORT, LLC, a Nevada limited liability company] [OTHER AFFILIATE] (the “Company”), for the benefit of THE BANK OF NOVA SCOTIA (“Scotiabank”) in its capacity as Intercreditor Agent (as defined below).

RECITALS

A. [The Company is a party] [LAS VEGAS SANDS, INC. a Nevada corporation (“LVSI”) and VENETIAN CASINO RESORT, LLC, a Nevada limited liability company (“VCR”) are parties] to (i) that certain Amended and Restated Credit Agreement, dated as of February 22, 2005 (the “Credit Agreement”) by and among [LAS VEGAS SANDS, INC. a Nevada corporation (“LVSI”) and VENETIAN CASINO RESORT, LLC, a Nevada limited liability company (“VCR”),] [LVSI, VCR,] Scotiabank, in its capacity as administrative agent thereunder (the “Administrative Agent”), Goldman Sachs Credit Partners L.P. and the financial institutions from time to time parties thereto as lenders, (ii) that certain Indenture, dated as of June 4, 2002 (the “Indenture”), by and among LVSI, VCR, certain subsidiaries of the Company and U.S. Bank National Association, as the mortgage notes indenture trustee (the “Mortgage Notes Indenture Trustee”) and (iii) that certain Amended and Restated Security Agreement, dated as of August 20, 2004 (as amended, restated and supplemented from time to time, the “Security Agreement”), by and among LVSI, VCR, the subsidiaries of the Company named therein as “Debtors” including [the Company] [Lido Casino Resort, LLC (“LCR”)], and the Intercreditor Agent.

B. Scotiabank has entered into that certain Amended and Restated Intercreditor Agreement dated August 20, 2004, by and among Scotiabank, in its capacity as administrative agent, under that certain Credit Agreement dated as of August 20, 2004 by and among LVSI, VCR, Scotiabank, Goldman Sachs Credit Partners L.P. and the financial institutions from time to time parties thereto as lenders, U.S. Bank National Association, in its capacity as the Mortgage Notes Indenture Trustee under the Indenture, and Scotiabank, in its capacity as the Intercreditor Agent (including any successor to the rights and obligations thereof, the “Intercreditor Agent”), acting on behalf of itself and the secured lenders thereunder (the “Secured Lenders”).

C. The Undersigned and the Company have entered into that certain [                                                     ] Agreement, dated as of [                                ] (as amended, supplemented or modified from time to time in accordance with its terms and the terms hereof, the “Contract”[, pursuant to which the Undersigned has agreed, [insert work to be performed under contract] (the “Work”) in connection with the construction of the Phase II “Palazzo” project] [construction contracts only].

D. Pursuant to the Security Agreement, the Company has assigned its interest under the Contract to the Intercreditor Agent on behalf of the Secured Lenders.

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AGREEMENT

NOW THEREFORE, the Undersigned hereby agrees as follows:

1. The Undersigned acknowledges the Company’s transfer, assignment and grant of a security interest under the Security Agreement, and agrees with the Intercreditor Agent for the benefit of the Secured Lenders as follows:

(a) The Intercreditor Agent shall be entitled (but not obligated) to cure any defaults of the Company under the Contract and upon receipt of written notice from the Intercreditor Agent that an Event of Default by the Company or any of its affiliates is outstanding under the Credit Agreement or the Indenture the Undersigned acknowledges that the Intercreditor Agent shall be entitled (but not obligated) to exercise all rights of the Company thereunder (it being understood that following receipt of such notice until further notice from the Intercreditor Agent, the Company will not be entitled to direct the Undersigned under the Contract). The Undersigned agrees to accept such exercise and cure by the Intercreditor Agent and to render all performance due by it under the Contract and this Consent to the Intercreditor Agent or the Secured Lenders. Unless and until it has received notice from the Intercreditor Agent to the contrary, the Undersigned agrees to make all payments to be made by it under the Contract, if any, directly to the Intercreditor Agent for the benefit of the Secured Lenders.

(b) The Undersigned will not, without the prior written consent of the Intercreditor Agent, (i) cancel or terminate the Contract or suspend performance of its services thereunder except as provided in the Contract and in accordance with paragraph 1(c) hereof, (ii) sell, assign or otherwise dispose (by operation of law or otherwise) of any part of its interest in the Contract, or (iii) amend or modify the Contract in any respect, unless any required approval under the Credit Agreement [and the Disbursement Agreement entered into in connection therewith] [construction contracts only] have been obtained or unless the Company confirms to the Undersigned that such approval is not required [The Undersigned will not approve or enter into any changes in the “Scope of Work” (as such term is defined in the Contract) unless any approvals required under the Disbursement Agreement have been obtained or unless the Company confirms to the Undersigned that such approval is not required.][construction contracts only.] The Undersigned agrees to deliver duplicates or copies of all notices of default received or delivered under or pursuant to the Contract to the Intercreditor Agent promptly upon receipt or delivery, as the case may be, thereof.

(c) The Undersigned will not terminate the Contract on account of any default or breach of the Company thereunder without written notice to the Intercreditor Agent and first providing to the Intercreditor Agent (i) seventy-five (75) days from the date notice of default or breach is delivered to the Intercreditor Agent to cure such default if such default is the failure to pay amounts to the Undersigned which are due and payable under the Contract or (ii) a reasonable opportunity, but not fewer than ninety (90) days, to cure such breach or default if the breach or default cannot be cured by the payment of money to the Undersigned so long as the Intercreditor Agent or its designee shall have commenced to cure the breach or default within such ninety-day period and thereafter diligently pursues such cure to completion and continues to perform any monetary obligations under the Contract and all other obligations under the Contract are performed by the Company or the

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Intercreditor Agent. If possession of the Phase II “Palazzo” project is necessary to cure such breach or default, and the Intercreditor Agent or its designee(s) or assignee(s) declares the Company in default and commences foreclosure proceedings, the Intercreditor Agent or its designee(s) or assignee(s) will be allowed a reasonable period to complete such proceedings. If the Intercreditor Agent or its designee(s) or assignee(s) are prohibited by any court order or bankruptcy or insolvency proceedings from curing the default or from commencing or prosecuting foreclosure proceedings, the foregoing time periods shall be extended by the period of such prohibition. The Undersigned consents to the transfer of the Company’s interest under the Contract to the Secured Lenders or any of them or another party that is reputable, experienced and/or qualified to own and operate the Phase II “Palazzo” project and with the financial wherewithal (including available financing) to complete the Phase II “Palazzo” project (such other party, an “Acceptable Purchaser”) at a foreclosure sale by judicial or nonjudicial foreclosure and sale or by a conveyance by the Company in lieu of foreclosure and agrees that upon such foreclosure, sale or conveyance, the Undersigned shall recognize the Secured Lenders or any of them or an Acceptable Purchaser as the applicable party under the Contract (provided that such Secured Lenders or an Acceptable Purchaser assumes the obligations of the Contract under the Contract).

(d) In the event that the Contract is rejected by a trustee or debtor-in-possession in any bankruptcy or insolvency proceeding, or if the Contract is terminated for any reason other than a default which could have been but was not cured by the Intercreditor Agent as provided in paragraph 1(c) above, and if, within forty-five (45) days after such rejection or termination, the Secured Lenders or their successors or assigns shall so request, the Undersigned will execute and deliver to the Secured Lenders a new Contract, which Contract shall be on the same terms and conditions as the original Contract; provided, however, that the Secured Lenders shall be obligated to reimburse the Undersigned for its costs of demobilization and remobilization and reasonable legal fees and expenses and from documented increases in costs resulting from any delay resulting from the procedure set forth in this subparagraph 1(d).

(e) In the event the Secured Lenders or their designee(s) or assignee(s) elect to perform the Company’s obligations under the Contract or to enter into a new Contract as provided in subparagraph (c) or (d) respectively above, the Secured Lenders, their designee(s) and assignee(s), shall have no personal liability to the Undersigned for the performance of such obligations, and the sole recourse of the Undersigned in seeking the enforcement of such obligations shall be to such parties’ interest in the Phase II “Palazzo” project. The foregoing limitation on personal liability is not intended to restrict the Undersigned’s ability to initiate a lawsuit against any Secured Lender (or their designee or assignee) or any Acceptable Purchaser (any such party, a “New Contract Counterparty”) seeking to enforce obligations of the Company under the Contract arising after the date such New Contract Counterparty has assumed the Company’s obligations under the Contract pursuant to a foreclosure, sale or conveyance described in the last sentence of subparagraph (c) above or has entered into a new Contract as provided in subparagraph (d) above and during the time period upon which such New Contract Counterparty is party to the Contract (or such new Contract), but rather to limit the Undersigned’s damages and equitable remedies to such New Contract Counterparty’s interest in the Phase II “Palazzo” project as provided in the foregoing sentence.

(f) In the event the Secured Lenders or their designee(s) or assignee(s)

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succeed to the Company’s interest under the Contract, the Secured Lenders or their designee(s) or assignee(s) shall cure any defaults for failure to pay amounts owed under the Contract (it being understood that from and after the time that the Secured Lenders or any of them or their designee(s) or assignee(s) succeed to the Company’s interest under the Contract such party shall assume the rights and obligations of the Company thereunder). The Secured Lenders shall have the right to assign all or a pro rata interest in the Contract or a new Contract entered into pursuant to subparagraph (d) to a person or entity to whom the Phase II “Palazzo” project is transferred, so long as such transferee is a Secured Lender or an Acceptable Purchaser provided such transferee assumes the obligations of the Company (or the Secured Lenders) under the Contract. Upon such assignment, the Intercreditor Agent and, if applicable, the Secured Lenders (including their agents and employees) shall be released from any further liability thereunder to the extent of the interest assigned.

(g) The warranties provided by the Undersigned under the Contract shall continue in full force and effect (until the expiration of the warranty periods set forth in the Contract) in the event that the Secured Lenders or their designee(s) or assignee(s) succeed to the Company’s interest in the Contract (whether by foreclosure, sale or other assignment) and upon the further assignment or sale of the Contract by the Secured Lenders or their designee(s) or assignee(s).

(h) The Undersigned hereby assigns to the Company (and [the Company/the Company]’s assigns) all its interest in any subcontracts and purchase orders in excess of $100,000 now existing or hereinafter entered into by the Undersigned for performance of any part of the Undersigned’s obligations under the Contract (the “Subcontracts”). Such assignment shall be effective only upon the occurrence of a breach or default (after the expiration of any applicable cure period) by the Undersigned under the Contract or upon the termination of the Contract, and then only as to those Subcontracts which [the Company/the Company] (or its assigns) at such time accepts in writing. The Undersigned hereby further assigns to [the Company/the Company] (and [the Company/the Company]’s assigns) all of its rights with respect to any warranties under all Subcontracts. Each Subcontract hereinafter entered into by the Undersigned shall contain consent by the subcontractor thereunder to the foregoing assignments set forth in this Section 1(h). [construction contracts only and only to the extent similar language is not already in the Contract itself].

(i) [The Undersigned will cooperate with the Construction Consultant to facilitate performance by the Construction Consultant of its duties under the Disbursement Agreement and the Construction Consultant Engagement Agreement. Without limiting the generality of the foregoing, the Undersigned agrees to (i) after an Event of Default by the Company or its affiliates or at any other time requested by the Construction Consultant, deliver to the Construction Consultant copies of all notices and progress reports delivered to the Company pursuant to the Contract and (ii) meet with the Construction Consultant to discuss the status and progress of construction of the Phase II Project whenever reasonably requested by the Construction Consultant.][construction contracts only].

2. The Undersigned hereby represents, warrants and certifies that:

(a) The execution, delivery and performance by the Undersigned of the

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Contract and this Consent has been duly authorized by all necessary corporate action, and does not and will not require any further consents or approvals which have not been obtained, or violate any provision of any law, regulation, order, judgment, injunction or similar matters or breach any agreement presently in effect with respect to or binding on the Undersigned.

(b) This Consent and the Contract are legal, valid and binding obligations of the Undersigned, enforceable against the Undersigned in accordance with their respective terms, except (i) as enforceability may be limited by bankruptcy, insolvency, reorganization, moratoriums or similar laws affecting the enforcement of creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court which any proceeding thereof may be brought.

(c) All government approvals necessary for the execution, delivery and performance by the Undersigned of its obligations under the Contract have been obtained and are in full force and effect (it being understood that “government approvals” does not include any approvals that have been, or are to be, pursuant to the Contract, obtained by parties other than the Undersigned, if any).

(d) The Undersigned has delivered to the Intercreditor Agent a true and correct copy of the Contract including all amendments and modifications thereto, up to the date hereof. As of the date hereof, the Contract is in full force and effect and constitutes the only agreement between the Undersigned and the Company with respect to the matters and interest described therein.

(e) The Undersigned has fulfilled all of its obligations under the Contract to the date hereof. To the Undersigned’s knowledge, the Company has fulfilled all of its obligations under the Contract to the date hereof and there are no breaches or unsatisfied conditions presently existing (or which would exist after the passage of time and/or giving of notice) that would allow the Undersigned to terminate the Contract.

(f) As of the date hereof, all of the representations and warranties set forth in the Contract are true and correct in all material respects and the Undersigned hereby confirms each such representation and warranty with the same effect as if set forth in full herein. Since the date that the Contract was entered into, there has been no material adverse change in the condition of the Undersigned and no other facts or circumstances have come to the Undersigned’s attention that could materially and adversely affect the Undersigned’s ability to perform under the Contract.

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3. All Notices required or permitted hereunder shall be in writing and shall be effective (a) upon receipt if hand delivered, (b) upon receipt if sent by facsimile and (c) if otherwise delivered, upon the earlier of receipt or two (2) Business Days after being sent registered or certified mail, return receipt requested, with proper postage affixed thereto, or by private courier or delivery service with charges prepaid, and addressed as specified below:

If to the Undersigned:

____________________

____________________

____________________

Telecopy No.: __________

Telephone No.: __________

with a copy to:

If to the Intercreditor Agent:

The Bank of Nova Scotia

580 California Street, 21st Floor

San Francisco, CA 94104

Attn: Alan Pendergast

Telecopy No.: (415) 616-4155

Telephone No.: (415) 397-0791

with a copy to:

The Bank of Nova Scotia

Loan Administration

600 Peachtree Street, NE

Atlanta, GA 30308

Attn: Robert Ivy

Telecopy No.: (404) 888-8998

Telephone No.: (404) 877-1595

If to the Company:

[Lido Casino Resort, LLC]

3355 Las Vegas Boulevard South

Las Vegas, Nevada 89109

Attn: General Counsel

Telecopy No.: (702) 414-4421

Telephone No.: (702) 414-4409

4. (a) Subject to the terms of Section 4(b) below, this Consent shall be binding upon and inure to the benefit of the Undersigned, the Intercreditor Agent, the Company, the Secured Lenders, and their respective successors, transferees and assigns (including without limitation, any entity that refinances all or any portion of the obligations of LVSI and the Company under the Credit Agreement or the Indenture). The Undersigned agrees to confirm such continuing obligation in writing upon the reasonable request of the Company, the Intercreditor Agent, the Secured Lenders or any of their respective successors, transferees or assigns. No termination, amendment, variation or waiver of any provisions of this Consent shall be effective unless in writing and signed by the Undersigned, the Intercreditor Agent and the Company. This Consent shall be governed by the internal laws of the State of New York, without reference to principles of conflict of laws (other than Section 5-1401 of the New York General Obligation’s Law). Any dispute arising under the Consent shall be

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litigated in the state or federal courts of the State of New York, and the Undersigned consents to personal jurisdiction in New York with respect to any claims or disputes in connection with the foregoing. Nothing contained herein is intended to alter the selection of Nevada as the forum for disputes arising under the Contract.

(b) Until such time as (i) the obligations of the LVSI and VCR and their restricted subsidiaries under the Credit Agreement and the other loan documents entered into in connection therewith have been indefeasibly paid in full and (ii) the appointment of the Intercreditor Agent terminates and all duties, rights and remedies vested in the Intercreditor Agent vest in the Mortgage Notes Indenture Trustee pursuant to Section [14.4] of the Security Agreement, the Intercreditor Agent shall exercise any rights or remedies of the Secured Lenders under this Consent. From and after such time as items (i) and (ii) above have occurred, the Mortgage Notes Indenture Trustee shall be entitled to exercise any rights or remedies of the Secured Lenders under this Consent.

5. This Consent may be executed in one or more duplicate counterparts, and when executed and delivered by all the parties listed below, shall constitute a single binding agreement.

6. All references in this Consent to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time.

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IN WITNESS WHEREOF, the Undersigned, by its officer thereunto duly authorized, has duly executed this Consent as of the date first set forth above.

By:
Name:
Title:

Accepted and agreed to:

THE BANK OF NOVA SCOTIA, as Intercreditor Agent for the Secured Lenders

By:
Name:
Title:

[LIDO CASINO RESORT, LLC, a Nevada limited liability company

By:	Lido Intermediate Holding Company, LLC, its managing member
	By:	Venetian Casino Resort, LLC, its sole member
		By:	Las Vegas Sands, Inc., its managing member]

By:
Name:
Title:

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EXHIBIT A

TRADE CONTRACTS